UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2013

PetroLogistics LP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35529 (Commission File Number)	45-2532754 (IRS Employer Identification No.)

600 Travis Street, Suite 3250
Houston, TX 77002
(Address of principal executive office) (Zip Code)

(713) 255-5990
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2013, the Board of Directors of PetroLogistics GP LLC (the “General Partner”), the general partner of PetroLogistics LP, approved forms of phantom unit award agreements for use in connection with awards made to directors and employees (including executive officers) under the General Partner’s Long-Term Incentive Plan.  Forms of the awards are attached hereto as Exhibits 99.1 and 99.2.

ITEM 9.01                                  Financial Statements and Exhibits.

(d) Exhibits

99.1	Form of Phantom Unit Award Agreement for Directors of PetroLogistics GP LLC.

99.2	Form of Phantom Unit Award Agreement for Employees of PetroLogistics GP LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROLOGISTICS LP

	By:	PetroLogistics GP LLC,
Its General Partner

Dated: May 13, 2013	By:	/s/ Richard Rice
	Name:	Richard Rice
	Title:	Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

99.1	Form of Phantom Unit Award Agreement for Directors of PetroLogistics GP LLC.

99.2	Form of Phantom Unit Award Agreement for Employees of PetroLogistics GP LLC.